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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                        DATE OF REPORT - JANUARY 5, 2006
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


                    Delaware                                    59-2758596
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 (State or other Jurisdiction of Incorporation)              (I.R.S. Employer
                                                             Identification No.)

               354 Eisenhower Parkway
               Livingston, New Jersey                             07039
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               (Address of principal                             Zip Code
                 executive offices)


       Registrant's telephone number, including area code: (973) 994-3999


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

      On January 5, 2006, G. Frederick Wilkinson, the president and chief executive officer and a director of Columbia Laboratories, Inc. (the "Company"), submitted a letter of resignation to the Company's Board of Directors, resigning as president and chief executive officer effective February 4, 2006, and resigning from the Company's Board of Directors effective immediately. The resignation will have the effect of terminating Mr. Wilkinson's March 2004 employment agreement with the Company. The material terms of the employment agreement are described in the Company's Proxy Statement for the 2005 Annual Meeting of Stockholders, which description is incorporated herein by reference. The Company will incur no material costs as a result of the early termination of the employment agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On January 5, 2006, G. Frederick Wilkinson submitted a letter of resignation to the Company's Board of Directors, resigning as president and chief executive officer effective February 4, 2006, and resigning from the Company's Board of Directors effective immediately.

      Also on January 5, 2006, the Company's Board of Directors elected Robert
S. Mills as president and chief operating officer and a director of the Company. Because each of the Board's committees are composed solely of directors that qualify as "Independent" directors under the current NASDAQ National Market listing standards, Mr. Mills was not elected to serve on any committee of the Board.

      Mr. Mills, age 53, joined the Company in May 2001, as senior vice president, operations, and was named chief operating officer in September 2003. Previously, Mr. Mills served as senior vice president, manufacturing operations, at Watson Pharmaceuticals and general manager of Schein Pharmaceuticals, now Watson Pharma, Inc. He also served as vice president, operations, at Alpharma, Inc. and held various positions with Aventis, SA. Mr. Mills holds a BS degree from Grove City College.

      Mr. Mills entered into an employment agreement with the Company in February, 2005. The material terms of the employment agreement are described in the Company's Proxy Statement for the 2005 Annual Meeting of Stockholders, which description is incorporated herein by reference.

Item 8.01 Other Events.

      On January 9, 2006, the Company issued a press release entitled "Columbia Laboratories Announces Management Changes." A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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Item 9.01 Financial Statements and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits.

 Exhibit No.                     Description

    99.1 Press Release dated January 9, 2006, entitled: "Columbia Laboratories Announces Management Changes."

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2006



                              COLUMBIA LABORATORIES, INC.

                               By: /S/ David L. Weinberg
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                                      David L. Weinberg
                                      Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX

  Exhibit No.                     Description

    99.1 Press Release dated January 9, 2006, entitled: "Columbia Laboratories Announces Management Changes."